DEFINED TERMS DOCUMENT

                                     between

                               THE BOEING COMPANY

                                       and

                         WESTERN PACIFIC AIRLINES, INC.





                   Exhibit F to Purchase Agreement Number 1947

P.A. No. 1947
K/WPA

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                             DEFINED TERMS DOCUMENT

                                      Dated

                                   Relating to

                            BOEING MODEL 737 AIRCRAFT





                  This Document is Exhibit F to and forms a part of Purchase Agreement No. 1947 (Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-300 aircraft.

                  The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter.


P.A. No. 1947
K/WPA

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                             DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1947

TERM                       DEFINITION                     FIRST REFERENCE
--------------------------------------------------------------------------------
Advance Payment         Boeing's estimate of the          Article 3
Base Price              Aircraft Price is set forth
                        in Article 3.

 Agreement             Purchase Agreement                Opening paragraph
                       No. 1947, including all           of the Agreement
                       Exhibits, the Detail
                       Specification, attachments,
                       letter agreements and other
                       written modifications and
                       amendments thereto.

Aircraft (includes     The aircraft described in         Article 1,
"the," "all,"          Article 1, Para. 1.1.             Para. 1.1
"first," "last,"
"such," /the
"Block A
Aircraft"/ the
"Block B
Aircraft"/ etc.)

Aircraft Basic         The amount set forth in           Article 3, Para.
Price                  Article 3, Para. 3.1.4.           3.1.4

Aircraft Price         The total amount Buyer is         Article 3, Para.
                       to pay for an Aircraft            3.1.6
                       which is described in
                       Article 3, Para. 3.1.6.

Aircraft Software      The computer software             Exhibit B,
                       included with the Aircraft        Part D-1, Para 1
                       when the Aircraft is
                       delivered by Boeing,
                       described in Exhibit B,
                       Part D-1, Para. 1.

Airframe Component     A component described in          Exhibit B, Part C,
                       Exhibit B, Part C, Para.          Para. 1.1
                       1.1

Article                An Article of the                 Article 6, Para.
                       Agreement.                        6.4

Base Airframe          The airframe price                Article 3, Para.
Price                  described in Article 3,           3.1.2
                       Para. 3.1.2.

Boeing                 The Seller of the Aircraft        Opening paragraph
                       identified in the opening         of the Agreement
                       paragraph of the Agreement.


P.A. No. 1947
K/WPA
                                       F-1

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TERM                       DEFINITION                     FIRST REFERENCE
--------------------------------------------------------------------------------

Boeing Warranty        Part A of Exhibit B to the        Exhibit B, Part A,
                       Agreement.                        Para. 1

Buyer                  The purchaser of the              Opening paragraph
                       Aircraft identified in the        of the Agreement
                       opening paragraph of the
                       Agreement.

Buyer Furnished        Equipment provided by Buyer       Article 4.1
Equipment or BFE       pursuant to Exhibit E for
                       installation by Boeing on
                       the Aircraft.

Buyer Furnished        Document provided by Boeing       Article 13, Para.
Equipment Document     to Buyer defining                 13.1
                       requirements for BFE.
                       Exhibit E, Para. 1.

Change Order           A change to the Detail            Article 7, Para.
                       Specification, as described       7.2
                       in Article 7, Para. 7.2.

Covered Component      An Airframe Component as          Exhibit B, Part C,
                       described in Exhibit B,           Para. 1.4
                       Part C, Para. 1.4.

Customer Support       Exhibit C to the Agreement.       Article 12, Para.
Document                                                 12.5



P.A. No. 1947
K/WPA
F-2

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                             DEFINED TERMS DOCUMENT

                         EXHIBIT F TO AGREEMENT NO. 1947

TERM                       DEFINITION                     FIRST REFERENCE
--------------------------------------------------------------------------------

Customer Support       The Boeing services,              Article 12, Para.
Services               training and other                12.5
                       obligations described in
                       Exhibit C to the Agreement.

Deposit                The money paid by Buyer to        Article 5, Para.
                       Boeing as part of the             5.1
                       acceptance of the Aircraft
                       proposal.

Detail                 The Boeing document that          Article 1, Para.
Specification          describes the specifications      1.1
                       of  the  Aircraft  modified
                       from   time   to   time  to
                       include  developmental  and
                       Buyer requested changes.

 Development           Changes to the basic              Article 7, Para.
 Change(s)             specification that do not         7.1
                       affect price, delivery,
                       guaranteed weight,
                       performance or
                       interchangeability as
                       described in Article 7,
                       Para. 7.1.

 Disclaimer and        The disclaimer and Release        Article 12,
 Release               set forth in Article 12,          Para. 12.2
                       Para. 12.2.

 Documents             The data and documents            Exhibit C, Part D,
                       provided by Boeing under the      Para. 2
                       Agreement.

 Economic Price        Article 3, Para. 3.1.5.           Article 3, Para.
 Adjustment                                              3.1.5

 Engine(s)             The engines installed on the      Article 3,
                       Aircraft as described in the      Para. 3.1.2
                       Detail Specification.

 Engine Price          The price of the Engines          Article 3, Para.
                       installed on the Aircraft         3.1.3
                       set forth in Exhibit D,
                       including all accessories,
                       equipment and parts therefor
                       provided by the Engine
                       manufacturer.


P.A. No. 1947
K/WPA
                                       F-3

TERM                       DEFINITION                     FIRST REFERENCE
--------------------------------------------------------------------------------

Engine Price           The adjustment to the Engine      Article 3, Para.
Adjustment             Price as required by              3.1.2
                       Article 3, Para. 3.1.2, and
                       as calculated pursuant to
                       Exhibit D.

 Excusable Delay       A delay resulting from any        Article 6, Para.
                       of the causes described in        6.1
                       Article 6, Para. 6.1.

 FAA                   The Federal Aviation              Article 8, Para.
                       Administration of the             8.1.1
                       Department of Transportation
                       of the United States,
                       including the Administrator
                       of the Federal Aviation
                       Administration, the National
                       Transportation Safety Board
                       and any other authority or
                       agency of the Federal
                       Government of the United
                       States having like
                       jurisdiction.

 Failed Component      A component as described in       Exhibit B, Part C,
                       Exhibit B, Part C, Para.          Para. 1.6
                       1.6.

 Failure               Any breakage or defect as         Exhibit B, Part C,
                       described in Exhibit B, Part      Para. 1.5
                       C, Para. 5.

 Federal Aviation      The United States Federal         Article 8, Para.
 Regulations           Aviation Regulations and, if      8.1.1.1
                       they are redesignated or
                       discontinued, any comparable
                       regulations or parts thereof
                       issued by the FAA.

 Field Service(s)      Boeing-provided services as       Exhibit C, Part B,
                       described in Exhibit C, Part      Para. 2
                       B, Para. 2.

 Field Service         The length of time Boeing         Exhibit C, Part B,
 Period                provides Field Service to         Para. 2.1
                       Buyer as described in
                       Exhibit C, Part B, Para.
                       2.1.


P.A. No. 1947
K/WPA
                                       F-4

TERM                       DEFINITION                     FIRST REFERENCE
--------------------------------------------------------------------------------


Flight Training         A planning conference as         Exhibit C, Part C,
Planning                described in Exhibit C, Part     Para. 2
Conference              C, Para. 2.

Flight Training        The program of flight             Exhibit C, Part C,
Program                training described in             Para. 3
                       Exhibit C, Part C, Para. 3.

Interface Problem      A technical problem               Exhibit B, Part G,
                       attributed to the design          Para. 1
                       characteristics of the
                       Aircraft or its systems, as
                       described in Exhibit B,
                       Part G, Para. 1.

Landing Gear           A component as described in       Exhibit B, Part C,
Component              Exhibit B, Part C, Para.          Para. 1.2
                       1.2.

Maintenance            A planning conference as          Exhibit C, Part A,
Training Planning      described in Exhibit C, Part      Para. 2
Conference             A, Para. 2.

Maintenance            The program of training           Exhibit C, Part A,
Training Program       described in Exhibit C, Part      Para. 3
                       A, Para. 3.

Major Damage           Damage described in Exhibit       Exhibit C, Part C,
                       C, Part C, Para. 11.3.            Para. 11.3

Manufacturer           A change to the Aircraft or       Article 8, Para.
Change(s)              performance required of           8.2.1
                       Boeing as described in
                       Article 8, Para. 8.2.1.

Operator Change(s)     A change to the Aircraft          Article 8, Para.
                       described in Article 8,           8.3.1
                       Para. 8.3.1.

Performance            The written guarantees            Article 1, Para.
Guarantees             regarding the operational         1.3
                       performance of the Aircraft
                       set forth in the Agreement
                       or the Detail Specification.

Policy (Boeing         Exhibit B, Part C, Para. 2.       Exhibit B, Part C,
Service Life                                             Para. 2
Policy)

Product Assurance      Exhibit B of the Agreement.       Article 12, Para.
Document                                                 12.1


P.A. No. 1947
K/WPA
                                       F-5

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TERM                       DEFINITION                     FIRST REFERENCE
--------------------------------------------------------------------------------

Revenue Service         Flight Training conducted on     Exhibit C, Part C,
Training                the Aircraft during revenue      Para. 8
                        service with cargo and/or
                        passengers on board,  as
                        described in Exhibit C, Part
                        C, Para. 8.

Software               A listing of components and       Exhibit C, Part D,
Documentation          equipment referred to in          Para. 3.3.6
                       Exhibit C, Part D, Para.
                       3.3.6.

Spare Component        A component as described in       Exhibit B, Part C,
                       Exhibit B, Part C, Para.          Para. 1.3
                       1.3.

Special Features       Article 3, Para. 3.1.1.           Article 3, Para.
                                                         3.1.1

Standard               A certificate issued by the       Article 8, Para.
Airworthiness          FAA, pursuant to Part 21 of       8.1.1.2
Certificate            the Federal  Aviation
                       Regulations as described
                       in Article 8, Para. 8.1.1.2.

Target Delivery        A non binding estimated           Article 2,
Date                   delivery date provided for        Para. 2.2
                       Buyer's planning purposes,
                       described in Article 2.

Taxes                  The term "Taxes" defined in       Article 2, Para.
                       Article 4, Para. 4.1.             2.3

Type Certificate       A certificate issued by the       Article 8,
                       FAA pursuant to Part 21 of        Para. 8.1.1.1
                       the Federal Aviation
                       Regulations described in
                       Article 8, Para. 8.1.1.1.

Warranty Labor         The hourly labor rate             Exhibit B, Part B,
Rate                   defined in Exhibit B, Part        Para. 5.3
                       B, Para. 5.3.


P.A. No. 1947
K/WPA
F-6

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